CONFIDENTIAL TREATMENT REQUESTED BY HAFNIA LIMITED PURSUANT TO 17 C.F.R. SECTION 200.83

CONFIDENTIAL TREATMENT REQUESTED BY HAFNIA LIMITED PURSUANT TO 17 C.F.R. SECTION 200.83

CONFIDENTIAL TREATMENT REQUESTED BY HAFNIA LIMITED PURSUANT TO 17 C.F.R. SECTION 200.83

CONFIDENTIAL TREATMENT REQUESTED BY HAFNIA LIMITED PURSUANT TO 17 C.F.R. SECTION 200.83

Exhibit 1.3

"A"

FORM NO. 6 **Registration No. 49023**

BERMUDA

CERTIFICATE OF INCORPORATION

I hereby in accordance with section 14 of ***the Companies Act 1981*** issue this Certificate of Incorporation and do certify that on the **29th** day of **April 2014**

BW Pacific Limited

was registered by me in the Register maintained by me under the provisions of the said section and that the status of the said company is that of an **exempted** company.

Given under my hand and the Seal of the REGISTRAR OF COMPANIES this **29th** day of **April 2014**

for **Registrar of Companies**

"B"

FORM NO. 3a

Registration No. 49023

BERMUDA

CERTIFICATE OF INCORPORATION ON CHANGE OF NAME

I HEREBY CERTIFY that in accordance with section 10 of ***the Companies Act 1981***

BW Pacific Limited by resolution and with the approval of the Registrar of Companies has changed its name and was registered as **BW Tankers Limited** on the **13th** day of **February 2018.**

Given under my hand and the Seal of the REGISTRAR OF COMPANIES this **20th** day of **February 2018**

Maria Boodram
for **Registrar of Companies**

"C"

FORM NO. 3a **Registration No. 49023**

BERMUDA

CERTIFICATE OF INCORPORATION ON CHANGE OF NAME

I HEREBY CERTIFY that in accordance with section 10 of ***the Companies Act 1981*** **BW Tankers Limited** by resolution and with the approval of the Registrar of Companies has changed its name and was registered as **Hafnia Limited** on the **16th** day of **January 2019.**

Given under my hand and the Seal of the REGISTRAR OF COMPANIES this **18th** day of **January 2019**

Jeremie M. St. C. Hayward
for Registrar of Companies

"E"

Registration No. 49023

BERMUDA
CERTIFICATE OF MERGER

In accordance with the provisions of Section 108 of the Companies Act, 1981 ("Act"), **I HEREBY** issue this Certificate of Merger to the surviving company bearing the name

Hafnia Limited

consequent upon the merger of **BW Tankers Corporation** (a company incorporated under the Marshall Islands) and **Hafnia Limited (formerly known as BW Tankers Limited)** effective the **21st** day of **January 2019**.

Given under my hand and the Seal of the REGISTRAR OF COMPANIES this **23rd** day of **January 2019**

Maria Boodram
for **Registrar of Companies**